SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): October 7, 2003

                              PROGINET CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      000-30151                 11-3264929
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


      200 Garden City Plaza, Garden City, New York                    11530
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        (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (516) 535-3600

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Exhibits

              99.1   Press Release dated October 7, 2003


ITEM 11. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

  On October 7, 2003, Proginet Corporation issued a press release announcing its financial results for the year ended July 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.



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                                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on July 14, 2003.




                                  Proginet Corporation
                                  (Registrant)


Date:   October 7, 2003           By:     /s/ KEVIN M. KELLY
                                          ------------------------------
                                  Name:   Kevin M. Kelly
                                  Title:  President and Chief Executive Officer







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                                 EXHIBIT INDEX



     EXHIBIT NO.        DESCRIPTION
     -----------        -----------

         99.1 Press Release dated October 7, 2003 regarding financial information for Proginet Corporation for the year ended July 31, 2003.